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                                                                  Exhibit 10.10

                        PIVOT RULES, INC.
                       80 West 40th Street
                     New York, New York 10018





Edward H. Mank
c/o Century Real Estate
1430 Massachusetts Avenue
Cambridge, Massachusetts 02138

               re:  Promissory Note, dated September 30, 1996

Gentlemen:

          Reference is made to that certain Promissory Note, dated September 30, 1996, executed by Pivot Rules, Inc. (the "Company") in your favor in the principal amount of $240,000 (the "Note"). This will confirm our agreement that the Note is hereby amended to clarify that, in the event that the Company consummates a bridge financing with GKN Securities Corp. acting as placement agent, the Note and the security interest granted to you under the Note shall be subordinated to the obligations of the Company to the investors in such bridge financing and the security interest granted to such investors in substantially all of the assets of the Company.

          Please sign below to acknowledge your agreement with the foregoing.

                                   Very truly yours,

                                   PIVOT RULES, INC.

                                   /s/ E. Kenneth Seiff
                                   -----------------------------------
                                   By:  E. Kenneth Seiff
                                   Title: Chief Executive Officer

Accepted and Agreed:

/s/ Edward H. Mank
---------------------------------
Edward H. Mank